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                              FORM OF PROXY BALLOT

Nations Funds                                    [Insert Fund Name Here]
101 South Tryon Street
33rd Floor                                   Special Meeting of Shareholders
One Bank of America Plaza                     to be held on March 27, 2002
Charlotte, North Carolina  28255
                                        The undersigned hereby appoints Richard
                                        H. Blank, Jr., Michael Simons and
                                        Carolyn Wyse (the "Proxies"), and each
                                        of them, attorneys and proxies of the
                                        undersigned, each with power of
                                        substitution and resubstitution, to
                                        attend, vote and act for the undersigned at the Special Meeting of Shareholders of the fund to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on March 27, 2002, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

                                        THE UNDERSIGNED HEREBY ACKNOWLEDGES
                                        RECEIPT OF THE NOTICE OF SPECIAL MEETING
                                        OF SHAREHOLDERS OF THE FUND AND THE
                                        COMBINED PROXY STATEMENT/PROSPECTUS,
                                        DATED JANUARY 14, 2002.

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
                                        FUND'S BOARD. PLEASE MARK, SIGN, DATE
                                        AND RETURN THIS PROXY CARD PROMPTLY,
                                        EITHER BY THE ENCLOSED POSTAGE PAID
                                        ENVELOPE, OR BY TELEPHONE OR BY
                                        INTERNET.

To vote by Telephone:

1) Read the Combined Proxy Statement/Prospectus and have the Proxy Ballot below at hand.
2) Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

To vote by Internet:

1) Read the Combined Proxy Statement/Prospectus and have the Proxy Ballot below at hand.
2) Go to the website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


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               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

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[Insert Fund Name Here]

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE PROPOSAL BELOW. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.
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Vote on Proposal

1. A proposed agreement and plan of reorganization dated as of January 1, 2002 that provides for the reorganization of your fund into a corresponding acquiring fund.

                        FOR      AGAINST     ABSTAIN

                        [_]        [_]         [_]


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

   Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                  -----------------------   --------
                                  Signature                         Date

                                  -----------------------   --------
                                  Signature (Joint Owners)          Date

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